SEASONS SERIES TRUST

Supplement to the Statutory Prospectus Dated July 30, 2012

Effective November 19, 2012, SunAmerica Asset Management Corp (“SAAMCo”) will no longer directly manage the Focus Growth Portfolio (the “Portfolio”). SAAMCo will continue to be the Portfolio’s investment adviser. The day-to-day management of the portion of the Portfolio’s assets formerly managed by SAAMCo will be allocated equally between the Portfolio’s two sub-advisers, Janus Capital Management, LLC (“Janus”) and Marsico Capital Management, LLC (“Marsico”). The prospectus is amended as follows to reflect this change:

In the Portfolio Summary, the information under Principal Investment Strategies of the Portfolio, is deleted in its entirely and replaced with the following:

The Portfolio attempts to achieve its investment goal by investing in equity securities selected on the basis of growth criteria, without regard to market capitalization.

The Portfolio offers you access to two different professional managers. The Portfolio utilizes a “focus” strategy, which means each manager actively invests in a small number of holdings which constitute some of its favorite stock-picking ideas at any given moment. A focus strategy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios.

Each subadviser will generally invest in up to 15 securities, and the Portfolio will generally hold up to a total of 30 securities. Examples of when the Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including following the employment of a new subadviser to manage the Portfolio or a portion of the Portfolio. In this situation the new subadviser may be selling securities and buying new securities at the same time, resulting in the Portfolio holding more than its usual number of holdings. Each subadviser may invest in additional financial instruments for the purpose of cash management or to hedge a security position. The Portfolio is non-diversified.

The subadvisers may engage in frequent and active trading of portfolio securities.

In the Portfolio Summary, under Investment Adviser, all reference to SAAMCo’s portfolio manager, Dan Lew, CFA, is deleted in its entirety. In addition, the first paragraph under Investment Adviser is deleted in its entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SAAMCo”). The Portfolio is subadvised by Janus Capital Management, LLC (“Janus”) and Marsico Capital Management, LLC (“Marsico”).

In the Management section under Information about the Investment Adviser’s Management of Certain Portfolios, all reference to Dan Lew as manager of the Portfolio is deleted.

Date: November 16, 2012

Versions: Combined Master

SEASONS SERIES TRUST

Supplement to the Statement of Additional Information dated July 30, 2012

Effective November 19, 2012, under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to SunAmerica Asset Management Corp (“SAAMCo”), all reference to Dan Lew is deleted in its entirety.

Date: November 16, 2012